Government Grants	6 Months Ended
Jun. 30, 2025
Government Grants [Abstract]
GOVERNMENT GRANTS

15. GOVERNMENT GRANTS

The Company receives government grants related to its research and development activities. The amount of government grants received during the six months ended June 30, 2025 and 2024 and recognized as other income were as follows:

	Six months ended
	June 30,
Research and Development Projects	2025	2024
Multi-marker test for the early detection of pancreatic cancer	$-	$46,087

As of June 30, 2025 and December 31, 2024, the grants for rapid detection of antibody-based pathogens and a multi-marker test for the early detection of pancreatic cancer had remaining grant balances of approximately $976,900 and $0, respectively. The open balances on these grants are contingent of the company proof that there was qualified work done on these projects. This will be evaluated in a yearly application to receive that grant money. Only after acceptance this becomes a receivable on the balance sheet.